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                                  EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Westbridge Research Group (the "Company") on Form 10-Q for the period ended May 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christine Koenemann, Principal Executive Officer and Principal Financial Officer of the Company, do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




Date: July 20, 2009                     By: /s/ Christine Koenemann
                                           -----------------------------------
                                        Christine Koenemann
                                        Principal Executive Officer
                                        Principal Financial Officer